Q2 2021 Earnings Presentation J u l y 2 2 , 2 0 2 1

2 FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward- looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward- looking statement, whether as a result of new information, future developments or otherwise, except as required by law. NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation. MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

EXPERIENCED MANAGEMENT TEAM

CROSSFIRST BANKSHARES, INC.



Mike Maddox – President, CEO and Director

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Graduate School of Banking at the University of Wisconsin – Madison
- Appointed to CEO June 1, 2020 after 12 years of service



Ben Clouse – Chief Financial Officer of CrossFirst

- 25 years of experience in financial services, asset and wealth management, banking, retail and transportation, including public company CFO experience
- Joined CrossFirst in July 2021 after serving as CFO of Waddell & Reed Financial, Inc. (formerly NYSE: WDR) until its acquisition in 2021
- Significant experience leading financial operations as well as driving operational change
- Obtained CPA designation and FINRA Series 27 license



David O'Toole – Chief Investment Officer and Director

- More than 40 years of experience in banking, accounting, valuation and investment banking
- Founding shareholder and director of CrossFirst Bank and was CFO from 2008 to July 2021
- Co-founder and managing partner of a national bank consulting and accounting firm
- Served on numerous boards of directors of banks and private companies, including the Continental Airlines, Inc. travel agency advisory board



Randy Rapp – Chief Risk and Chief Credit Officer

- More than 30 years of experience in banking, primarily as a credit analyst, commercial relationship manager and credit officer
- Joined CrossFirst in April 2019 after serving as Executive Vice President and Chief Credit Officer of Texas Capital Bank, National Association from May 2015 until March 2019
- Mr. Rapp joined Texas Capital Bank in 2000



Matt Needham – Managing Director of Strategy and Investor Relations

- More than 15 years experience in banking, strategy, accounting and investment banking, five with CrossFirst
- Extensive experience in capital markets including valuation, mergers, acquisitions and divestitures
- Provided assurance and advisory services with Ernst & Young
- Former Deputy Bank Commissioner in Kansas and has served on several bank boards
- MBA Wake Forest University, obtained CFA designation and CPA, Graduate School of Banking at the University of Colorado

Other Senior Executives

Aisha Reynolds
General Counsel of CrossFirst
15+ years of experience
Joined CrossFirst in 2018

Steve Peterson
Chief Banking Officer
of CrossFirst Bank
21+ years of banking experience
Joined CrossFirst in 2011

Amy Fauss
COO & CHRO
of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Jana Merfen
Chief Technology Officer
of CrossFirst Bank
12+ years of technology experience
Joined CrossFirst in 2021

Tom Robinson
Executive Director, Risk and Credit
of CrossFirst
35+ years of banking experience
Joined CrossFirst in 2011

3

4 Net Income PTPP NIM (FTE) Diluted EPS ROAA $15.6M $22.3M 3.12% 1.10% 4 Note: Interim periods are annualized. (1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail. (2) Gross loans net of unearned income; excludes PPP loans. Balance Sheet Update Credit Performance Capital & Liquidity 0% Loan growth YoY 1% Deposit growth YoY 7% TBV / Share growth YoY 9% DDA Deposit growth YoY 1.09% NPAs / Asset 0.23% NCOs / Avg Loans 1.87% Reserves / Loans 24% Classified Loans / Capital + ALLL 12.40% CET 1 Capital Ratio 13.67% Total Risk-Based Capital 18% Cash and Securities / Assets 97% Loans / Deposits Efficiency 53.61% Q2 2021 Efficiency Ratio $15.9M Assets / Employee 1.82% Non-Interest Expense / Avg Assets $0.30 (2) (1) (2) (1)

5 ✓ Strongest quarterly net income in Company's history during Q2 2021 of $15.6 million and YTD net income of $27.6 million (includes $11 million of loan loss provisions) ✓ Quarterly Return on Average Assets of 1.10% and Return on Equity of 9.86% ✓ Net Interest Margin Fully Tax Equivalent (FTE) of 3.12% compared to 3.00% in Q1 2021 ✓ Efficiency ratio of 53.6% for Q2 2021 and 52.1% for the YTD, a non-GAAP core efficiency ratio (1) of 51.7% for YTD 2021 after adjusting for nonrecurring items ✓ At June 30, 2021, stockholders' equity totaled $637 million, or $12.50 per share, compared to $624 million, or $12.08 per share, at December 31, 2020 ✓ $5.3 billion of assets, a quarter-over-quarter reduction to improve balance sheet efficiency ✓ Reduced cash position by strategically lowering core institutional, wholesale, and brokered deposit exposure ✓ 9% Demand Deposits growth from June 30, 2020 and now account for 19% of total deposits ✓ 2021 loan-to-deposit ratio of 97.3% Financial Performance Balance Sheet Strategic Initiatives ✓ Completed $20 million dollar share repurchase program at a weighted average price of $12.68 ✓ Expanded into new Phoenix, AZ market and increased Frisco, TX office banking team ✓ Ben Clouse assumed the role of CFO, Dave O’Toole to assist with transition ✓ Further reduced Energy portfolio concentration (1) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail.

6 Total Assets Total Deposits Book Value / Share $5.3 billion Gross Loans $4.3 billion $4.4 billion $12.50 SHARED VISION Focusing on: • Performance & Profitability • Seizing Growth Opportunities • Strong Credit Quality • Enhancing Products and Services • Managing Enterprise Risk • Contributing to our Communities ONE TEAM Focusing on: • Elevating our Strong Corporate Culture by Living our CrossFirst Values • Attracting and Retaining High Performing Talent • Well-being of our Employees ONE BANK Focusing on: • Targeting Businesses and Professionals • Branch-Lite – Technology Focused • Delivering Extraordinary Service and Customer Experience Note: As of 6/30/21. 3rd Largest Bank Headquartered in Kansas City MSA

7 7 Note: Dollars are in millions. (1) Defined as net interest income plus non-interest income ▪ Historically, our balance sheet growth combined with a relatively stable net interest margin has enabled robust operating revenue growth ▪ The Company’s core earnings power continued to increase as non-interest income offset net interest margin pressure $42.2 $54.1 $74.8 $110.4 $141.5 $160.3 $79.4 $83.4 $2.4 $3.4 $3.7 $6.1 $8.7 $11.7 $4.7 $10.0 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 2015 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Operating Revenue(1) Net Interest Income Non-Interest Income $44.6 $57.5 $78.5 $116.5 $150.2 $172.0 $84.1 $93.4 $993 $1,297 $1,996 $3,061 $3,852 $4,442 $4,238 $1,295 $1,694 $2,303 $3,208 $3,924 $4,695 $4,357 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2015 2016 2017 2018 2019 2020 Q2 2021 Balance Sheet Growth Gross Loans Net of Unearned Income Total Deposits FY 2020 2015 -2020 QoQ YoY YoY CAGR Gross Loans -6% -4% 15% 35% Total Deposits -14% 1% 20% 29% Total Assets -11% -3% 15% 29% Balance Sheet Q2 2021 ▪ The Company improved balance sheet efficiency in Q2 2021 which enhanced earnings, but impacted balance sheet growth metrics ▪ Loan growth affected by PPP forgiveness and paydowns of low yielding commercial and industrial lines drawn on during the pandemic ▪ Reduced excess cash compared to prior quarter by rolling off wholesale and non-relational institution deposits FY 2020 2015 -2020 QoQ YoY YoY CAGR Net Interest Income 3% 3% 13% 31% Non-Interest Income 41% 121% 35% 38% Total Revenue 6% 10% 15% 31% Q2 2021 Operating Revenue

8 ▪ Fully tax-equivalent net interest margin increased 12bps to 3.12% from Q1 2021 due to improvement in balance sheet and reduction of excess cash ▪ Loan yield increased 5bps compared to Q1 2021 from reduction of lower yielding commercial & industrial loans and increased fees ▪ The Company further offset margin pressure by adjusting deposit pricing which reduced total deposit costs by 7bps compared to Q1 2021 ▪ Loan to deposit ratio increased to 97% from 89% in Q1 2021, but decreased from 103% in Q2 2020 3.27% 3.24% 3.40% 3.39% 3.31% 3.13% 2.98% 3.12% 3.00% 3.12% 0% 1% 2% 3% 4% 2015 2016 2017 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Interest Margin - (FTE) Commentary 4.62% 4.60% 4.89% 5.34% 5.52% 4.26% 4.28% 3.99% 0.91% 0.87% 0.99% 1.44% 1.89% 0.85% 0.79% 0.41% 0% 1% 2% 3% 4% 5% 6% 2015 2016 2017 2018 2019 2020 Q2 2020 Q2 2021 Yield on Loans & Cost of Deposits Yield on Loans Cost of Total Deposits

9 CMO (Fixed) 4.1% MBS (Fixed) 20.4% Municipal - Tax- Exempt 73.7% Municipal - Taxable 1.2% Other 0.6% Investment Portfolio Breakout as of June 30, 2021(1) ▪ Continue to exercise caution in the investment portfolio and maintain high-quality investment securities ▪ At the end of Q2 2021, the portfolio’s duration was approximately 5.0 years ▪ The fully taxable equivalent yield for Q2 2021 rose 4bps to 2.93% ▪ During Q2 2021, $23 million of MBS/CMO paydowns were received and no securities were sold ▪ During Q2 2021, $49 million of new securities were purchased with an average tax equivalent yield of 2.24% ▪ The securities portfolio has unrealized gains of approximately $35 million as of June 30, 2021 Total: ~$712 million(1) (1) Based on approximate fair value. Commentary 2.78% 2.72% 2.79% 2.13% 1.45% 2.13% 2.22% 2.18% 2.31% 2.33% 2.44% 3.72% 3.63% 3.85% 3.62% 3.35% 3.05% 3.07% 2.93% 2.96% 2.89% 2.93% 0% 1% 2% 3% 4% 5% 2015 2016 2017 2018 2019 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Securities Yield - Fully Tax-Equivalent Securities Yield - Cost of Funds Spread Securities Yield

10 146 203 305 353 357 328 335 $10.8 $10.5 $9.7 $11.6 $13.8 $17.3 $15.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 Q2 2021 Employees (FTE) Assets/Employee (FTE) $- $20 $40 $60 $80 $100 $120 2015 2016 2017 2018 2019 2020 Salaries & Benefits Occupancy Exp. & Professional Fees FDIC Premiums Data Processing, Software & Comm. Advertising & Other Exp. Non-cash Goodwill Impairment ($7.4mm) $29.2 $28.4 $6.8 $6.1 $2.1 $2.1 $3.5 $3.2 $7.0 $6.0 $7.4 $- $10 $20 $30 $40 $50 $60 YTD 2021 YTD 2020 $31.0 $23.0 $23.7 $22.8 $25.8 2.21% 1.67% 1.71% 1.60% 1.82% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Non-interest Expense Non-interest expenses/Average Assets Managing Expenses Non-interest Expense Management Assets per Employee (FTE) Note: Dollars are in millions and amounts shown are as of the end of the period unless otherwise specified. (1) Includes $7.4mm Goodwill Impairment. (2) Dollars are in billions. $53.2 $48.6 (1) $62 $86 $88 $100 YTD ‘20 – YTD ‘21 Non-interest Expense (1) $41 $31 Average Assets $5.4 $5.5 $5.5 $5.8 $5.7 (2) Total Assets $1.6 $2.1 $3.0 $4.1 $4.9(2) $5.7 $5.3 (1)

1111 35.3% 28.7% 36.6% 48.4% 28.9% 14.5% 11.1% 24.0% 32.8% 53.0% 38.1% 2.2% 14.1% (8.6%) 68.5% 70.6% 79.1% 73.6% 58.4% 58.1% 52.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% -20% -10% 0% 10% 20% 30% 40% 50% 60% 2015 2016 2017 2018 2019 2020 YTD 2021 E ffic ie n c y R a tio R e ve n u e a n d E xp e n s e G ro w th Operating Revenue Growth Noninterest Expense Growth Efficiency Ratio Non-GAAP Efficiency Ratio Improving Efficiency while Growing Revenue (1) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail. (2) 2020 Non-interest expense Non-GAAP label non-GAAP reconcile [Excludes $7.4 million goodwill impairment charge] recorded in Q2 of 2020 (2) (2) 6.1%5.6% (2) (2) 53.0%(1) 51.5%(1) (1)

12 0.53% 0.56% 0.24% 0.56% 0.63% 0.24% (0.14%) 0.97% 0.53% 0.56% 0.40% 0.57% 0.61% 0.37% 0.15% 0.92% 0% 0% 0% 0% 1% 1% 1% 1% 2015 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Return on Average Assets / Non-GAAP ROAA(1) GAAP Non-GAAP $7.5 $10.3 $5.8 $19.6 $28.5 $12.6 ($3.5) $27.6 $14.1 $16.9 $16.4 $30.7 $62.5 $72.0 $30.9 $44.8 $(10) $- $10 $20 $30 $40 $50 $60 $70 $80 2015 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Earnings Performance Net Income Pretax, Pre-Provision Profit ▪ Strongest quarterly earnings in Company history in Q2 2021 ▪ The Company’s earnings power continued to increase in Q2 2021 ▪ Net Income grew from Q1 2021 despite elevated provisioning ▪ ROAA rebounding as provisioning decreased and the Company continued to increase profitability Note: Dollars in charts are in millions. (1) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail. (2) 2020 Non-interest expense Non-GAAP label non-GAAP reconcile [Excludes $7.4 million goodwill impairment charge] recorded in Q2 of 2020 Commentary YTD ‘20 – YTD ‘21 PTPP(1) Growth: 45.0% (0.54%) 0.58% 0.58% 0.84% 1.10% 0.94% 1.48% 1.49% 1.57% 1.58% (1.50%) (1.00%) (0.50%) 0.00% 0.50% 1.00% 1.50% 2.00% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 ROAA PTPP ROAA Pretax, pre-provision (1) ROAA $3.9 (2) 0.00% (2) (1) (1)

13 ▪ Prudently maintained ALLL/Total Loans at 1.78%, or 1.87% excluding PPP loans, at end of Q2 2021 ▪ Q2 2021 provision of $3.5 million which is down significantly from prior quarters based on lower charge-off activity and improved credit metrics ▪ Classified loans decreased materially due primarily to higher energy prices, improvements in customers’ businesses, and improved economic conditions ▪ 43% of classifieds in Q2 2021 relate to Energy, but Energy classifieds decreased 38% during the quarter ▪ Maintained strong capital levels to support future growth ▪ The Bank had $1.7 billion in unfunded loan commitments as of June 30, 2021 ▪ Capital stress test shows CrossFirst well-capitalized under extreme scenarios Note: Dollar amounts are in millions. Commentary Commentary 11.99% 11.95% 11.93% 12.00% 12.40%12.01% 11.97% 11.94% 12.02% 12.42% 13.27% 13.23% 13.20% 13.27% 13.67% 0% 2% 4% 6% 8% 10% 12% 14% 16% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Capital Ratios Common Equity Tier 1 Tier 1 Risk Based Total Risk-Based Capital $71.2 $76.0 $75.3 $74.6 $75.5 1.61% 1.70% 1.70% 1.65% 1.78% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Allowance for Loan Losses / Total Loans $237.1 $299.9 $286.1 $268.9 $170.7 34.9% 43.2% 40.9% 38.2% 24.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% $- $50 $100 $150 $200 $250 $300 $350 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Classified Loans / (Total Capital +LLR)

14 $3,506 $3,727 $3,827 $4,022 $4,016 $3,945 $4,062 $3,843 $48 $48 $79 $170 $177 $224 $192 $239 $85 $87 $105 $237 $300 $286 $269 $170 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Pass Special Mention (Criticized) Substandard & Doubtful (Classified) 14 Note: Dollar amounts are in millions. $4,011 $4,429 $4,493 $4,455 $4,523 $4,252 $3,639 $3,862 2% 3% 5% 7%2% 6%6% 4% % Substandard & Doubtful 0.88% 0.15% 0.41% 0.72% 0.30% 0.06% 0.22% 0.24% 0.02% 0.12% 0.00% 0.00% 0.10% 0.02% 0.07% 0.04% 1.20% 1.03% 0.66% 0.85% 1.68% 1.68% 1.40% 1.29% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Past Due Trends as % of Total Loans 30-89 Past Due 90+ Past Due Non-accrual Loans

15 $15 $94 $109 ($35 ) $74 $72 $18 $90 ($53 ) $37 $11 $66 $77 ($27 ) $50 $6 $4 $10 $10 $0 $50 $100 $150 $200 $250 $300 $350 Q1 2020 Net Increases in Classifieds Q4 2020 Net Decreases in Classifieds Q2 2021 Classified Loans Through the Pandemic Energy Commercial & Industrial Commercial Real Estate Other 15 Note: Dollar amounts are in millions. (1) Represents net change from March 31, 2020, to December 31,2020. (2) Represents net change from December 31, 2020, to June 30, 2021. $104 $286 $171 Summary of Q2 2020 to Q4 2020 Net Changes(1) Loan Type $ Energy +$94 Commercial & Industrial +$18 Commercial Real Estate +$66 Other +$4 Total Net Downgrades $182 Summary of 2021 Changes(2) Loan Type $ Energy ($35) Commercial & Industrial ($53) Commercial Real Estate ($27) Residential & Multifamily $0 Total Net Upgrades ($115) ▪ Most of our classified assets at June 30, 2021 remain in Energy and COVID-related industries like hospitality, entertainment, travel, or other recreational activities directly impacted from the lockdowns

16 0.04% 0.11% 0.44% 0.07% 0.31% 0.89% 0.54% 1.03% 0.74% 0.23% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 2015 2016 2017 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Net Charge-Offs / Average Loans(1) 0.08% 0.20% 0.18% 0.43% 0.97% 1.39% 1.49% 1.39% 1.15% 1.09% 0.0% 0.5% 1.0% 1.5% 2.0% 2015 2016 2017 2018 2019 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Nonperforming Assets / Assets ▪ NPAs continue to improve as economic and business outlooks improve ▪ Reduction in NPAs mostly resulted from paydowns or upgrades in energy loans and commercial and industrial loans ▪ 46% of the nonperforming asset balance in Q2 2021 relates to energy credits ▪ Q2 2021 had $2.6 million of net charge-offs related to two commercial and industrial credits ▪ Q1 2021 had $8.2 million of net charge-offs related to several commercial and industrial credits (1) Ratio is annualized for interim periods. Commentary Commentary

17

18 ▪ Historically, loan growth has been primarily organic and very strong ▪ The loan portfolio, excluding PPP loans, at Q2 2021 contracted 3% from previous quarter ▪ Diversification remains a core tenet ▪ Generally, the Company only buys syndicated loans with borrowers for which the Company could lead the next borrowing opportunity ▪ Purchased loan participations totaled $103 million and a combination of shared national credits and syndications purchased totaled $351 million at June 30, 2021 ▪ Loan participations sold of $253 million and syndications sold of $126 million at June 30, 2021 Note: Dollars in charts are in millions. Amounts shown are as of the end of the period. Gross Loans by Type Commercial & Industrial 28% Owner Occupied Real Estate 8% SBA PPP 5% Commercial Real Estate 27% Construction & Land Development 15% Energy 8% Residential Real Estate 8% Other 1% Q2 2021 Gross Loan Composition Commentary Loan Yield $464 $452 $474 $452 $454$442 $463 $447 $460 $379 0 50 100 150 200 250 300 350 400 450 500 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Loan Participations and Syndications Net Purchases and Sales Purchases Sales $1,285 $1,291 1,339 1,284 1,188 $390 $384 $345 $343 $326 $1,141 $1,196 $1,180 $1,192 $1,209 $662 $588 $563 $617 $623 $536 $618 $681 $688 $642 $46 $47 $55 $63 $67 $369 $369 $292 $336 $197 -$300 $200 $700 $1,200 $1,700 $2,200 $2,700 $3,200 $3,700 $4,200 $4,700 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Commercial & Industrial Energy Commercial Real Estate Construction & Land Development Residential Real Estate Consumer SBA/ PPP $4,429 $4,493 $4,523 $4,252 $4,455 3.94%4.00% 3.99%3.90%4.28%

19 Cost of Deposits $750 $754 $718 $795 $819 $399 $508 $778 $841 $659 $1,994 $2,090 $2,155 $2,484 $2,075 $416 $391 $304 $260 $223 $745 $750 $740 $672 $581 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Non-interest bearing deposits Transaction Deposits Savings & MMA Time Deposits < $100,000 Time Deposits ≥ $100,000 Savings & MMA 48% Time Deposits < $100,000 5% Time Deposits ≥ $100,000 13% DDA 19% Transaction Deposits 15% ▪ CrossFirst worked to improve the efficiency of its balance sheet in Q2 2021, lowering brokered, wholesale and institutional interest-bearing accounts ▪ Brokered deposits were $117 million at end of Q2 2021, down 62% from Q2 2020, and down 20% from Q1 2021 ▪ Deposit costs have trended down due to the persistent low-rate environment and management’s balance sheet strategy ▪ Demand deposits increased ▪ +9% compared to Q2 2020 ▪ +3% compared to Q1 2021 Commentary Deposit Mix by Type Note: Dollars are in millions and amounts shown are as of the end of the period. * As a percentage of Bank assets Q2 2021 Deposit Composition 0.67%0.79% 0.58% 0.48% 0.41% $4,304 $4,493 $4,695 $5,052 18% 17% 14% 8% 8%7% 9% 6% 2% 2% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Focus on Core Funding Wholesale Deposits Brokered Deposits $4,357 *

20 Energy as % of Tangible Equity $393 $371 $210 $187 $146 $142 $151 $9 $13 $72 $59 $90 $82 $102 $7 $15 $108 $138 $109 $119 $73 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Pass Special Mention Substandard & Doubtful Energy Loans by Risk Rating 5.5% of Reserves on Energy Portfolio $137 $169 $243 $358 $409 $345 $326 $122 $177 $249 $453 $594 $624 $637 112% 95% 98% 79% 69% 55% 51% 0% 20% 40% 60% 80% 100% 120% 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 Q2 2021 Energy Portfolio Tangible Equity Energy by Composition 6/30/2021 # Loans $ Loan Amount % Total Avg % Hedged(1) Hedge Price(2) Oil 37 $195 60% 36% $47.00 Natural Gas 14 $123 38% 49% $2.53 Other Sources 3 $8 2% 0% Total 54 $326 100% 40% (1) Note: Data as of 6/30/21. Note: Loan dollars in millions; collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends; typically, only lend as a senior secured lender in single bank transactions and as a cash flow lender; Exploration & Production lending only on proven and producing reserves; CrossFirst typically does not lend to shale, oil field services, or midstream energy companies. (1) Weighted Average. (2) Hedged rolling 12 month; Oil price in $ per barrel and natural gas price in $ per MMBtu. (3) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail. Energy Portfolio and Tangible Equity Energy Exposure by State Oklahoma 24% Ohio 20% Texas 17% Michigan 6% W. Virginia 6% Arkansas 6% Louisiana 5% 8 Other States 16% $399 $390 $384 $409 $345 $343 (3) (3) (3) $326

21 Marriott 35% Boutique Hotel 1% Choice 5% IHG 6% Oakwood 18% Hilton 19% ESH 16% Hotel & Lodging Portfolio Dynamics ▪ Primarily loaning to established brand names ▪ No “conference center” hotels and ~75% of the properties are in major MSAs; mostly in the Midwest ▪ $21 million of outstanding hotel loans in the portfolio are classified, the same amount as in Q1 2021 ▪ 96% of the outstanding loans, by dollar amount, have recourse provisions ▪ Hotel Construction borrowers are sophisticated sponsors with significant invested equity and resources ▪ $5.5 million of reserves are allocated to hotel portfolio, representing 3.0% of the total outstanding hotel portfolio Hotels by Brand Ownership Note: Data as of 6/30/21. (1) Weighted average. Hotel & Lodging 6/30/2021 ($ millions) # Loans Amount Outstanding Unfunded Commitments Average Size Amount Classified Completed Hotels 15 $168 $0 $11 $21 In-Progress Construction 2 $15 $10 $8 $0 Total 17 $183 $10 $11(1) $21

22 0.06% 1.36% 2.87% -0.32% 0.19% 0.88% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% +100 bps +200 bps +300 bps Net Interest Income Impact Rate Shock Rate Shock Rate Ramp 60% 13% 9% 16% 2% 1 - 3 Months 4 -12 Months 1-2 Years 2-5 Years > 5 Years 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Loans: Rate Reset and Cash Flow Profile ▪ Company’s position is relatively neutral to slightly asset sensitive as of June 30, 2021 and includes PPP loans ▪ Hypothetical change in net interest income in a +100 bp, +200 bp, and +300bp: ▪ $695 million of floating rate loans have interest rate floors that are higher than current rates ▪ 0% to 0.5%: $290 million ▪ 0.51% to 1.0%: $315 million ▪ Greater than 1.0%: $90 million ▪ Deposit rate structure is highly variable and typically adjusts with Fed Reserve movements ▪ Roughly 65% of Company’s earning assets reprice or mature over the next 12 months ▪ Top 3 Indices for floating rate loans ▪ LIBOR: $1,377 million ▪ Prime: $1,012 million ▪ US Treasury: $384 million Commentary * Note: Rate Shock analysis, measures instantaneous parallel shifts in market rates; Rate Ramp analysis, rate changes occur gradually over 12 months, time; Company decided to exclude the down rate environment from analysis due to Fed Funds Rate range of 0.0% - 0.25% * Represents 73% of entire loan repricing schedule over next twelve months *

2323 $44 $26 $63 $16 $37 $11 $59 $14 $70 $46 $96 $20 $- $20 $40 $60 $80 $100 $120 Round 1 2020 Round 2 2021 Loans Approved by Industry Hotel & Restaurants Other Services & Business Support Construction Medical/ Healthcare Professional Services Other Small Businesses $369 $292 $225 $68 ($77 ) ($67 ) ($161 ) $111 $129 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q3 2020 End Q4 2020 Forgiven Q4 2020 End Q1 2021 Forgiven Q1 2021 End Q2 2021 Forgiven Q2 2021 End PPP Timeline 2020 PPP Loans Loan Forgiveness 2021 PPP Loans Note: As of end of period; dollars in millions. (1) $2.4 million consists of $1.9 million from Round 1 and $0.5 million from Round 2. (2) $2.1 million consists of $1.7 million from Round 1 and $0.4 million from Round 2 $336 $9.9 $2.2 $3.2 $2.6 $2.4 $2.1 $3.7 $4.7 $0 $2 $4 $6 $8 $10 $12 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q1 2021 Q2 2021 Q2 2021 Fee Recognition Round 1 Unrecognized Fees Fee Recognized Round 2 Unrecognized Fees ▪ Weighted average rate of approximately 3.8%, in Q2 2021 ▪ $4.7 million in anticipated fees remain from Rounds 1 and 2 ▪ $22 million of new PPP loans were written in Q2 2021 ▪ 53 new customers from Round 2 representing 9% of funding ▪ Round 1 (2020 programs) were 2-year programs while Round 2 (2021 program) is a 5-year program Commentary Total $369 Total $133 Dallas & Frisco 10% Kansas City 46% Oklahoma City 10% Tulsa & Energy 20% Wichita 14% Round 2 PPP Loan Portfolio by Market (Based on $197 million Funded) (1) (2) $197 (1) (2)

24 Other 17% Manufacturing 11%Real Estate Activity 7% Business Loans to Individuals 8% Recreation 6% Health Care 8% Administrative Services 1% Engineering & Contracting 5% Restaurants 5% Financial Management 5% Motor Vehicle & Parts Dealers 4% Security Services 2% Aircraft & Transportation 7% Rental & Leasing Services 4% Credit Related Activities 2% Professional & Technical Services 3% Merchant Wholesalers 5% Commercial & Industrial 28% Owner Occupied Real Estate 8% SBA PPP 5% Energy 8% Commercial Real Estate 42% Residential Real Estate 8% Other 1% Commercial and Industrial Loan Breakdown by Type ($1.2bn) Multi-Family 22% Retail 11% Office 13% Industrial (excludes Self- Storage) 9% 1-4 Family Res Construction 9%Hotel 11%Senior Living 7% Other 3% Raw Land 4% Medical 4% C-Store 2% Self Storage 3% Land Development 2% Loan Mix by Type ($4.3bn) (1) CRE Loan Portfolio by Segment ($1.8bn)(1) Remaining States 17% TX 40% OK 12% KS 10% MO 9%CO 4% FL 3% AZ 3% CA 2% CRE Loans by Geography ($1.8bn)(1) Note: Data as of June 30, 2021. (1) CRE as defined by regulators (including construction and development).

HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands, except per share data)	For the Year Ended December 31,						For the Six Months Ended June 30,	
	2015	2016	2017	2018	2019	2020	2020	2021
Income Statement Data								
Interest income	$54,116	$69,069	$97,816	$156,880	$216,218	$203,448	$105,462	$96,637
Interest expense	11,849	15,016	22,998	46,512	74,774	43,199	26,077	13,192
Net interest income	42,267	54,053	74,818	110,368	141,444	160,249	79,385	83,445
Provision for loan losses	5,975	6,500	12,000	13,500	29,900	56,700	34,950	11,000
Non-interest income	2,365	3,407	3,679	6,083	8,707	11,733	4,729	9,969
Non-interest expense	30,562	40,587	62,089	85,755	87,640	99,968	53,233	48,631
Income (loss) before taxes	8,095	10,373	4,408	17,196	32,611	15,314	(4,069)	33,783
Income tax expense (benefit)	626	62	(1,441)	(2,394)	4,138	2,713	(570)	6,171
Net Income (loss)	7,469	10,311	5,849	19,590	28,473	12,601	(3,499)	27,612
Preferred stock dividends	2,066	2,100	2,100	2,100	175	0	0	0
Net income (loss) available to common stockholders	5,403	8,211	3,749	17,490	28,298	12,601	(3,499)	27,612
Non-GAAP core operating income[1]	7,469	10,311	9,716	19,940	27,427	19,998	3,898	26,280
Balance Sheet Data								
Cash and cash equivalents	$79,418	$155,972	$130,820	$216,541	$187,320	$408,810	$194,371	$220,814
Available-for-sale securities	459,524	591,008	701,534	661,628	739,473	654,588	697,847	712,217
Gross loans (net of unearned income)	992,726	1,296,886	1,996,029	3,060,747	3,852,244	4,441,897	4,413,224	4,237,944
Allowance for loan losses	(15,526)	(20,786)	(26,091)	(37,826)	(56,896)	(75,295)	(71,185)	(75,493)
Goodwill and other intangibles	8,100	7,998	7,897	7,796	7,694	208	247	169
Total assets	1,574,346	2,133,106	2,961,118	4,107,215	4,931,233	5,659,303	5,462,254	5,311,434
Non-interest-bearing deposits	123,430	198,088	290,906	484,284	521,826	718,459	750,333	818,887
Total deposits	1,294,812	1,694,301	2,303,364	3,208,097	3,923,759	4,694,740	4,304,143	4,356,627
Borrowings and repurchase agreements	112,430	216,709	357,837	388,391	373,664	295,406	500,498	283,100
Trust preferred securities, net of fair value adj.	792	819	850	884	921	963	942	986
Preferred Stock, liquidation value	30,000	30,000	30,000	30,000	0	0	0	0
Total Stockholders' Equity	160,004	214,837	287,147	490,336	601,644	624,428	608,092	637,190
Tangible Stockholders' Equity[1]	121,904	176,839	249,250	452,540	593,950	624,220	607,845	637,021
Share and Per Share Data:								
Basic earnings per share	$0.29	$0.39	$0.12	$0.48	$0.59	$0.24	($0.07)	$0.54
Diluted earnings per share	0.28	0.39	0.12	0.47	0.58	0.24	(0.07)	0.53
Book value per share	6.61	7.34	8.38	10.21	11.58	12.08	11.66	12.50
Tangible book value per share[1]	6.20	7.02	8.12	10.04	11.43	12.08	11.65	12.50
Wtd. avg. common shares out. - basic	18,640,678	20,820,784	30,086,530	36,422,612	47,679,184	52,070,624	52,088,239	51,561,519
Wtd. avg. common shares out. - diluted	19,378,290	21,305,874	30,963,424	37,492,567	48,576,135	52,548,547	52,586,209	52,294,982
Shares outstanding at end of period	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203	51,679,516	52,167,573	50,958,680

Note: Historic share counts and per share figures reflect 2:1 stock split effected on 12/21/18.
(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

25

HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANKSHARES, INC.

	For the Year Ended December 31,						For the Six Months Ended June 30,	
	2015	2016	2017	2018	2019	2020	2020	2021
Selected Ratios:								
Return on average assets	0.53%	0.56%	0.24%	0.56%	0.63%	0.24%	(0.14%)	0.97%
Non-GAAP core operating return on average assets[1]	0.53	0.56	0.40	0.57	0.61	0.37	0.15	0.92
Return on average common equity	4.60	5.51	1.53	5.34	5.38	2.05	(1.15)	8.84
Non-GAAP core operating return on average common equity[1]	4.60	5.51	3.11	5.45	5.18	3.25	1.28	8.42
Yield on earning assets - tax equivalent[2]	4.14	4.08	4.37	4.77	5.04	3.96	4.25	3.53
Yield on securities - tax equivalent[2]	3.72	3.63	3.85	3.62	3.35	3.05	3.15	2.91
Yield on loans	4.62	4.60	4.89	5.34	5.52	4.26	4.61	3.96
Cost of interest-bearing deposits	1.01	0.96	1.12	1.71	2.21	1.02	1.31	0.53
Cost of funds	0.94	0.91	1.06	1.49	1.90	0.92	1.15	0.52
Cost of total deposits	0.91	0.87	0.99	1.44	1.89	0.85	1.11	0.45
Net interest margin - tax equivalent[2]	3.27	3.24	3.40	3.39	3.31	3.13	3.22	3.06
Non-interest expense to average assets	2.17	2.21	2.53	2.45	1.95	1.84	2.01	1.71
Efficiency ratio[3]	68.48	70.64	79.10	73.64	58.37	58.13	63.29	52.06
Non-GAAP core operating efficiency ratio FTE[1][3]	64.66	66.04	73.97	67.77	57.41	52.98	53.61	51.74
Non-interest-bearing deposits to total deposits	9.53	11.69	12.63	15.10	13.30	15.30	17.43	18.80
Loans to deposits	76.67	76.54	86.66	95.41	98.18	94.61	102.53	97.28
Credit Quality Ratios:								
Allowance for loans losses to total loans	1.56%	1.60%	1.30%	1.23%	1.48%	1.70%	1.61%	1.78%
Non-performing assets to total assets	0.08	0.20	0.18	0.43	0.97	1.39	0.74	1.09
Non-performing loans to total loans	0.12	0.33	0.27	0.58	1.15	1.71	0.86	1.33
Allowance for loans losses to non-performing loans	1,336.38	493.14	481.68	212.30	128.54	98.98	188.55	133.79
Net charge-offs to average loans	0.04	0.11	0.44	0.07	0.31	0.89	1.01	0.49
Capital Ratios:								
Total stockholders' equity to total assets	10.16%	10.07%	9.70%	11.94%	12.20%	11.03%	11.13%	12.00%
Common equity tier 1 capital ratio	8.50	9.78	8.62	11.75	12.20	11.93	11.99	12.40
Tier 1 risk-based capital ratio	10.70	11.38	9.70	12.53	12.22	11.94	12.01	12.42
Total risk-based capital ratio	11.82	12.51	10.65	13.51	13.43	13.20	13.27	13.67
Tier 1 leverage ratio	9.72	10.48	9.71	12.43	12.06	10.93	10.75	10.81

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation or press release for additional detail.
(2) Tax-exempt income is calculated on a tax equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used for fiscal year 2018 and after and a tax rate of 35% is used for fiscal years 2017 and prior.
(3) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income.

26

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

CrossFirst Bankshares, Inc Quarterly Financials

(Dollars in thousands, except per share data)	For the Three Months Ended				
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21
Income Statement Data					
Interest income	$51,254	$48,452	$49,534	$48,153	$48,484
Interest expense	10,097	9,125	7,997	7,036	6,156
Net interest income	41,157	39,327	41,537	41,117	42,328
Provision for loan losses	21,000	10,875	10,875	7,500	3,500
Non-interest income	2,634	4,063	2,949	4,144	5,825
Non-interest expense	31,010	23,011	23,732	22,818	25,813
Income (loss) before taxes	(8,219)	9,504	9,879	14,943	18,840
Income tax expense (benefit)	(863)	1,498	1,785	2,908	3,263
Net income (loss)	(7,356)	8,006	8,094	12,035	15,577
Preferred stock dividends	0	0	0	0	0
Net income (loss) available to common stockholders	(7,356)	8,006	8,094	12,035	15,577
Non-GAAP core operating income(1)	41	8,006	8,094	12,035	14,245
Balance Sheet Data					
Cash and cash equivalents	$194,371	$223,636	$408,810	$630,787	$220,814
Securities	697,847	649,901	654,588	685,454	712,217
Gross loans (net of unearned income)	4,413,224	4,477,809	4,441,897	4,508,600	4,237,944
Allowance for loan losses	(71,185)	(76,035)	(75,295)	(74,551)	(75,493)
Goodwill and intangibles	247	227	208	188	169
Total assets	5,462,254	5,505,696	5,659,303	5,998,074	5,311,434
Non-interest bearing deposits	750,333	754,172	718,459	794,559	818,887
Total deposits	4,304,143	4,492,549	4,694,740	5,051,570	4,356,627
Borrowings and repurchase agreements	500,498	349,631	295,406	286,394	283,100
Trust preferred securities, net of fair value adj.	942	952	963	974	986
Preferred Stock	0	0	0	0	0
Stockholders' Equity	608,092	617,883	624,428	628,834	637,190
Tangible Stockholders' Equity(1)	607,845	617,656	624,220	628,646	637,021
Share and Per Share Data:					
Basic earnings (loss) per common share	($0.14)	$0.15	$0.16	$0.23	$0.30
Dilutive earnings (loss) per common share	(0.14)	0.15	0.15	0.23	0.30
Book value per common share	11.66	11.84	12.08	12.17	12.50
Tangible book value per common share(1)	11.65	11.83	12.08	12.16	12.50
Wtd. avg. common shares out. - basic	52,104,994	52,136,286	51,970,116	51,657,204	51,466,885
Wtd. avg. common shares out. - diluted	52,493,177	52,560,126	52,463,645	52,381,474	52,209,541
Shares outstanding at end of period	52,167,573	52,195,778	51,679,516	51,678,669	50,958,680

27

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANKSHARES, INC.

	CrossFirst Bankshares, Inc Quarterly Financials For the Three Months Ended				
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21
Selected Ratios:					
Return on average assets[1]	(0.54%)	0.58%	0.58%	0.84%	1.10%
Non-GAAP core operating return on average assets[1][2]	-	0.58	0.58	0.84	1.01
Return on average common equity	(4.84)	5.19	5.19	7.80	9.86
Yield on earning assets	3.91	3.61	3.67	3.45	3.51
Yield on earning assets - tax equivalent[3]	3.96	3.66	3.71	3.50	3.57
Yield on securities	2.70	2.55	2.56	2.48	2.52
Yield on securities - tax equivalent[3]	3.07	2.93	2.96	2.89	2.93
Yield on loans	4.28	3.90	4.00	3.94	3.99
Costs of interest bearing liabilities	1.01	0.88	0.77	0.65	0.59
Cost of interest-bearing deposits	0.95	0.80	0.69	0.57	0.50
Cost of funds	0.85	0.75	0.65	0.56	0.49
Cost of Deposits	0.79	0.67	0.58	0.48	0.41
Cost of other borrowings	1.35	1.50	1.78	1.79	1.79
Net interest margin - tax equivalent[3]	3.19	2.98	3.12	3.00	3.12
Noninterest expense to average assets	2.21	1.67	1.71	1.60	1.82
Efficiency ratio[4]	70.81	53.03	53.35	50.41	53.61
Non-GAAP core operating efficiency ratio (FTE) [2][4]	53.09	52.23	52.54	49.64	53.79
Noninterest bearing deposits to total deposits	17.43	16.79	15.30	15.73	18.80
Loans to deposits	102.53	99.67	94.61	89.25	97.28
Credit Quality Ratios:					
Allowance for loans losses to total loans	1.61%	1.70%	1.70%	1.65%	1.78%
Nonperforming assets to total assets	0.74	1.49	1.39	1.15	1.09
Nonperforming loans to total loans	0.86	1.78	1.71	1.48	1.33
Allowance for loans losses to nonperforming loans	188.55	95.18	98.98	112.10	133.79
Net charge-offs to average loans[1]	0.12	0.54	1.03	0.74	0.23
Capital Ratios:					
Total stockholders' equity to total assets	11.13%	11.22%	11.03%	10.48%	12.00%
Common equity tier 1 capital ratio	11.99	11.95	11.93	12.00	12.40
Tier 1 risk-based capital ratio	12.01	11.97	11.94	12.02	12.42
Total risk-based capital ratio	13.27	13.23	13.20	13.27	13.67
Tier 1 leverage ratio	10.75	10.85	10.93	10.51	10.81

(1) Interim periods are annualized.
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax-equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income

28

NON-GAAP RECONCILIATION

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	For the Year Ended December 31,						For the Six Months Ended June 30,	
	2015	2016	2017	2018	2019	2020	2020	2021
Non-GAAP Core Operating Income:								
Net Income (loss)	$7,469	$10,311	$5,849	$19,590	$28,473	$12,601	($3,499)	$27,612
Add: restructuring charges	0	0	0	4,733	0	0	0	0
Less: Tax effect[1]	0	0	0	1,381	0	0	0	0
Restructuring charges, net of tax	0	0	0	3,352	0	0	0	0
Add: fixed asset impairments	0	0	1,903	171	424	0	0	0
Less: Tax effect[2]	0	0	737	44	109	0	0	0
Fixed asset impairments, net of tax	0	0	1,166	127	315	0	0	0
Add: Goodwill impairment[3]	0	0	0	0	0	7,397	7,397	0
Add: State tax credit[3]	0	0	0	(3,129)	(1,361)	0	0	0
Add: 2017 Tax Cut and Jobs Act[3]	0	0	2,701	0	0	0	0	0
Add: Accelerated employee benefits	0	0	0	0	0	0	0	719
Less: Tax effect[2]	0	0	0	0	0	0	0	210
Accelerated employee benefits, net of tax	0	0	0	0	0	0	0	509
Less: BOLI settlement benefits[3]	0	0	0	0	0	0	0	1,841
Non-GAAP core operating income	$7,469	$10,311	$9,716	$19,940	$27,427	$19,998	$3,898	$26,280
Non-GAAP Core Operating Return on Average Assets:								
Net Income (loss)	$7,469	$10,311	$5,849	$19,590	$28,473	$12,601	($3,499)	$27,612
Non-GAAP core operating income	7,469	10,311	9,716	19,940	27,427	19,998	3,898	26,280
Average Assets	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764	5,358,479	5,209,810	5,735,558
GAAP return on average assets	0.53%	0.56%	0.24%	0.56%	0.63%	0.24%	(0.14%)	0.97%
Non-GAAP core operating return on average assets	0.53%	0.56%	0.40%	0.57%	0.61%	0.37%	0.15%	0.92%
Non-GAAP Core Operating Return on Average Equity:								
Net Income (loss)	$7,469	$10,311	$5,849	$19,590	$28,473	$12,601	($3,499)	$27,612
Non-GAAP core operating income	7,469	10,311	9,716	19,940	27,427	19,998	3,898	26,280
Less: Preferred stock dividends	2,066	2,100	2,100	2,100	175	0	0	0
Net Income (loss) available to common stockholders	5,403	8,211	3,749	17,490	28,298	12,601	(3,499)	27,612
Non-GAAP core operating income available to common stockholders	5,403	8,211	7,616	17,840	27,252	19,998	3,898	26,280
Average common equity	117,343	149,132	245,193	327,446	526,225	614,726	612,208	629,667
Intangible Assets	8,152	8,050	7,949	7,847	7,746	208	7,629	189
Average Tangible Equity	109,191	141,082	237,244	319,599	518,479	614,518	604,579	629,478
GAAP return on average common equity	4.60%	5.51%	1.53%	5.34%	5.38%	2.05%	(1.15%)	8.84%
Non-GAAP core return on average tangible common equity	4.95%	5.82%	3.21%	5.58%	5.26%	3.25%	1.30%	8.42%
Non-GAAP Core Operating Efficiency Ratio:								
Non-interest expense	$30,562	$40,587	$62,089	$85,755	$87,640	$99,968	$53,233	$48,631
Less: accelerated employee benefits	0	0	0	0	0	0	0	719
Less: goodwill impairment	0	0	0	0	0	7,397	7,397	0
Less: restructuring charges	0	0	0	4,733	0	0	0	0
Non-GAAP non-interest expense (numerator)	30,562	40,587	62,089	81,022	87,640	92,571	45,836	47,912
Net interest income	42,267	54,053	74,818	110,368	141,444	160,249	79,385	83,445
Tax-equivalent interest income	2,637	4,001	5,439	3,099	2,522	2,732	1,380	1,438
Non-interest income	2,365	3,407	3,679	6,083	8,707	11,733	4,729	9,969
Add: fixed asset impairments	0	0	1,903	171	424	0	0	0
Less: BOLI settlement benefits[1]	0	0	0	0	0	0	0	1,841
Non-GAAP Operating revenue (denominator)	47,269	61,461	83,936	119,550	152,673	174,714	85,494	93,011
GAAP efficiency ratio	68.48%	70.64%	79.10%	73.64%	58.37%	58.13%	63.29%	52.06%
Non-GAAP core operating efficiency ratio (FTE)	64.66%	66.04%	73.97%	67.77%	57.41%	52.98%	53.61%	51.51%

(1) Represents the tax impact of the adjustments above at a tax rate of 25.73% from 2015 through 2020 and at 21% for 2021, plus a permanent tax benefit associated with stock-based grants.
(2) Represents the tax impact of the adjustments above at a tax rate of 25.73% for fiscal years 2018 and after; 38.73% for fiscal years prior to 2018.
(3) No tax effect associated with the 2017 Tax Act adjustment or state tax credit or the goodwill impairment.

29

NON-GAAP RECONCILIATION (CONT.)

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands)	June 30, 2020	September 30, 2020	For the Three Months Ended December 31, 2020	March 31, 2021	June 30, 2021
Non-GAAP Core Operating Income:					
Net Income (loss)	($7,356)	$8,006	$8,094	$12,035	$15,577
Add: Goodwill Impairment[1]	7,397	0	0	0	0
Add: Accelerated employee benefits	0	0	0	0	719
Less: Tax effect[2]	0	0	0	0	210
Accelerated employee benefits, net of tax	0	0	0	0	509
Less: BOLI settlement benefits[1]	0	0	0	0	1,841
Non-GAAP core operating income	$41	$8,006	$8,094	$12,035	$14,245
Non-GAAP Core Operating Return on Average Assets:					
Net Income (loss)	($7,356)	$8,006	$8,094	$12,035	$15,577
Non-GAAP core operating income	41	8,006	8,094	12,035	14,245
Average Assets	5,441,513	5,486,252	5,523,196	5,798,167	5,673,638
GAAP return on average assets[2]	(0.54%)	0.58%	0.58%	0.84%	1.10%
Non-GAAP core operating return on average assets[2]	0.00%	0.58%	0.58%	0.84%	1.01%
Non-GAAP Core Operating Return on Average Equity:					
Net Income (loss) available to common stockholders	($7,356)	$8,006	$8,094	$12,035	$15,577
Non-GAAP core operating income available to common stockholders	41	8,006	8,094	12,035	14,245
Average common equity	611,466	613,910	620,496	625,875	633,417
Less: Average Goodwill and Intangible Assets	7,576	238	218	199	179
Average Tangible Equity	603,890	613,672	620,278	625,676	633,238
GAAP return on average common equity	(4.84%)	5.19%	5.19%	7.80%	9.86%
Non-GAAP core return on average tangible common equity	0.03%	5.19%	5.19%	7.80%	9.02%
Non-GAAP Core Operating Efficiency Ratio:					
Non-interest expense	$31,010	$23,011	$23,732	$22,818	$25,813
Less: Accelerated employee benefits	0	0	0	0	719
Less: Goodwill Impairment	7,397	0	0	0	0
Non-GAAP non-interest expense (numerator)	23,613	23,011	23,732	22,818	25,094
Net interest income	41,157	39,327	41,537	41,117	42,328
Tax-equivalent interest income	685	669	683	704	734
Non-interest income	2,634	4,063	2,949	4,144	5,825
Less: BOLI settlement benefits[1]	0	0	0	0	1,841
Non-GAAP operating revenue (denominator)	44,476	44,059	45,169	45,965	47,046
GAAP efficiency ratio	70.81%	53.03%	53.35%	50.41%	53.61%
Non-GAAP core operating efficiency ratio (FTE)	53.09%	52.23%	52.54%	49.64%	53.34%

(1) No tax effect associated with the goodwill impairment and BOLI settlement benefits.
(2) Interim periods are annualized.

30

NON-GAAP RECONCILIATIONS (CONT.)

CROSSFIRST BANKSHARES, INC.

(Dollars in thousands, except per share data)	For the Year Ended December 31,						For the Six Months Ended June 30,	
	2015	2016	2017	2018	2019	2020	2020	2021
Pre-Tax Pre-Provision Profit								
Income before Taxes	8,095	10,373	4,408	17,196	32,611	15,314	(4,069)	33,783
Provision for Credit loss	5,975	6,500	12,000	13,500	29,900	56,700	34,950	11,000
Pre-Tax Pre-Provision Profit	**14,070**	**16,873**	**16,408**	**30,696**	**62,511**	**72,014**	**30,881**	**44,783**
Average Assets	1,410,447	1,839,563	2,452,797	3,494,655	4,499,764	5,358,479	5,209,810	5,735,558
Pre-Tax Pre-Provision Return on Average Assets	**1.00%**	**0.92%**	**0.67%**	**0.88%**	**1.39%**	**1.34%**	**1.20%**	**1.57%**
Tangible Stockholders' Equity:								
Stockholders' equity	$160,004	$214,837	$287,147	$490,336	$601,644	$624,428	$608,092	$637,190
Less: goodwill and intangible assets	8,100	7,998	7,897	7,796	7,694	208	247	169
Less: preferred stock	30,000	30,000	30,000	30,000	0	0	0	0
Tangible Stockholders' Equity	$121,904	$176,839	$249,250	$452,540	$593,950	$624,220	$607,845	$637,021
Shares outstanding at end of period	19,661,718	25,194,872	30,686,256	45,074,322	51,969,203	51,679,516	52,167,573	50,958,680
Book value per common share	$6.61	$7.34	$8.38	$10.21	$11.58	$12.08	$11.66	$12.50
Tangible book value per common share	**$6.20**	**$7.02**	**$8.12**	**$10.04**	**$11.43**	**$12.08**	**$11.65**	**$12.50**

(Dollars in thousands, except per share data)	For the Three Months Ended				
	6/30/20	9/30/20	12/31/20	3/31/21	6/30/21
Pre-Tax Pre-Provision Profit					
Income (loss) before Taxes	(8,219)	9,504	9,879	14,943	18,840
Provision for Credit loss	21,000	10,875	10,875	7,500	3,500
Pre-Tax Pre-Provision Profit	**12,781**	**20,379**	**20,754**	**22,443**	**22,340**
Average Assets	5,441,513	5,486,252	5,523,196	5,798,167	5,673,638
Pre-Tax Pre-Provision Return on Average Assets	**0.94%**	**1.48%**	**1.49%**	**1.57%**	**1.58%**
Tangible Stockholders' Equity:					
Stockholders' equity	$608,092	$617,883	$624,428	$628,834	$637,190
Less: goodwill and intangible assets	247	227	208	188	169
Less: preferred stock	0	0	0	0	0
Tangible Stockholders' Equity	$607,845	$617,656	$624,220	$628,646	$637,021
Shares outstanding at end of period	52,167,573	52,195,778	51,679,516	51,678,669	50,958,680
Book value per common share	$11.66	$11.84	$12.08	$12.17	$12.50
Tangible book value per common share	**$11.65**	**$11.83**	**$12.08**	**$12.16**	**$12.50**

31